Exhibit 24.4
                    IQ SOFTWARE CORPORATION

                       POWER OF ATTORNEY


The undersigned director and/or officer of IQ SOFTWARE
CORPORATION, a Georgia corporation, does hereby make, constitute and appoint Charles R. Chitty, J. Kent Elmer and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending January 31, 1997, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission,
Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of April, 1997.


                                        /s/ J. WILLIAM GOODHEW, III
                                        Name: J. William Goodhew, III



                                                   Exhibit 24.4
                    IQ SOFTWARE CORPORATION

                       POWER OF ATTORNEY


The undersigned director and/or officer of IQ SOFTWARE CORPORATION, a Georgia corporation, does hereby make, constitute and appoint Charles R. Chitty, J. Kent Elmer and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending January 31, 1997, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of April, 1997.




                                            /s/ RICHARD L. JACKSON
                                            Name: Richard L. Jackson




                                                   Exhibit 24.4
                    IQ SOFTWARE CORPORATION

                       POWER OF ATTORNEY


The undersigned director and/or officer of IQ SOFTWARE
CORPORATION, a Georgia corporation, does hereby make, constitute and appoint Charles R. Chitty, J. Kent Elmer and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending January 31, 1997, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of April, 1997.




                                          /s/ J. LELAND STRANGE
                                          Name: J. Leland Strange




                                                   Exhibit 24.4
                    IQ SOFTWARE CORPORATION

                       POWER OF ATTORNEY


The undersigned director and/or officer of IQ SOFTWARE
CORPORATION, a Georgia corporation, does hereby make, constitute and appoint Charles R. Chitty, J. Kent Elmer and Ugo F. Ippolito, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said
Corporation to the annual report for the Corporation's fiscal year ending January 31, 1997, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of April, 1997.





                                             /s/ UGO F. IPPOLITO
                                             Name: Ugo F. Ippolito